Neuberger Berman Income Opportunity Fund Inc.
                Supplement to the Prospectus dated June 24, 2003


The following information supplements the Prospectus dated June 24, 2003:

     Neuberger Berman Inc., the parent company of Neuberger Berman Management Inc. and Neuberger Berman, LLC, which respectively serve as the investment manager and sub-adviser to the Fund, today made the following announcement:

               Neuberger Berman Inc. (NYSE: NEU) confirmed today that it is engaged in preliminary discussions concerning a possible business combination. Although it has been and will remain Neuberger Berman Inc.'s policy not to comment on market rumors, Neuberger Berman Inc. is confirming these discussions at this time in light of a pending offering of a closed-end fund sponsored by Neuberger Berman. There can be no assurance that these discussions will result in a transaction. Neuberger Berman Inc. does not intend to make any additional comments on this matter unless and until a definitive agreement has been reached.

     If Neuberger Berman were to effect a business combination, it would likely constitute an "assignment" as defined in the Investment Company Act of 1940, which would automatically terminate the Management Agreement. In such an event, the Fund's Board of Directors would consider a new investment advisory agreement and, if approved by the Board, the new agreement would be presented to the Fund's stockholders for their approval. There can be no assurance as to whether these approvals will be obtained.

             The date of this supplement is June 27, 2003